UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2005

                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                         0-12798                         94-2754624
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(State or other                (Commission                     (IRS Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)

                4560 Horton Street, Emeryville, CA                  94608
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             (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
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                                       N/A
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          (Former name or former address, if changed since last report)

            ________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item  2.02.  Results of Operations and Financial Condition.

On April 27, 2005, Chiron Corporation (the "Company") issued a press release announcing earnings for the quarter ended March 31, 2005. A copy of the Company's earnings press release is attached as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01         Financial Statements and Exhibits

       (a)        Financial statements of businesses acquired.
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                  Not applicable.

       (b)        Pro forma financial information.
                  --------------------------------

                  Not applicable.

       (c)        Exhibits.
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                  Exhibit Number
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                  99.1     Earnings press release issued April 27, 2005.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHIRON CORPORATION
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                                           (Registrant)




Date: April 27, 2005                   By:      /s/ Ursula B. Bartels
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                                                Ursula B. Bartels
                                                Vice President, Secretary and
                                                General Counsel

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